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                                                                    EXHIBIT 99.2


                        SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release ("Agreement") is made by and between AVISTAR COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and R. STEPHEN HEINRICHS ("Employee").

         WHEREAS, Employee is employed by the Company as Chief Financial Officer, and served as Vice Chairman of the Board and Secretary;

         WHEREAS, the Company and Employee have entered into an Invention and Nondisclosure Agreement (the "Confidentiality Agreement");

         WHEREAS, pursuant to the Company's 2000 Stock Option Plan, Employee has been granted stock options (the "First Option") pursuant to a Stock Option Agreement between the Company and Employee dated September 18, 2000 (the "Stock Option Agreement");

         WHEREAS, the Company, on the one hand, and Employee, on the other hand, have mutually agreed to terminate the employment relationship;

NOW THEREFORE, in consideration of the mutual promises made herein, the Company, on the one hand, and Employee on the other hand (collectively referred to as "the Parties") hereby agree as follows:

         1. Retirement. Upon acceptance of this Agreement by the Parties, Employee agrees that he will retire and resign from his employment at the Company effective June 1, 2001. Employee agrees, however, that effective April 26, 2001, he will no longer have the responsibilities or authority of Chief Financial Officer and will not exercise any such responsibilities or authority.

         2. Consideration.

              (a) Payment. Employee will receive his normal salary through June
                  1, 2001 and all regular and mandatory payroll deductions will be taken from Employee's final paycheck. Employee's participation in the Company's benefit programs shall cease as of June 1, 2001, except to the limited extent provided in
                  Section 2(d) below.

              (b) Role as Strategic Advisor to Company. Commencing on June 2,
                  2001, Employee shall make himself available to serve as a Strategic Advisor to the Board through May 31, 2003. During his term as Strategic Advisor, Employee hereby agrees, upon request by the Company, and to the extent


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                  reasonably necessary, to provide assistance to the Company in connection with any business matters identified by the Company, including but not limited to evaluating potential strategic partners, evaluating financing alternatives, meeting with key clients and prospects, participating in conferences and seminars, participating in meetings and negotiations with potential licensees, assisting in the Company's prosecution or defense of any existing or future litigation or dispute, and the execution of any and all documents deemed by the Company to require Employee's signature. Said assistance shall include, but not be limited to, disclosing any other obligations entered into on behalf of the Company by Employee, making himself available at a reasonable place and time to provide deposition testimony and to generally consult with the Company relating to any such litigation or disputes. The Company acknowledges and agrees, however, that it expects the demands placed on Employee to be reasonable. As compensation for Employee's services as a Strategic Advisor, Employee will receive $220,000 per annum during the advisory term. These payments will be made in equal installments at bi-monthly intervals over the two-year period, with the first payment to be made as of June 15, 2001. All payments shall be paid in checks made payable to "R. Stephen Heinrichs." Employee understands that the Company shall issue a Form 1099 to Employee for said payments. However, Employee's role as Strategic Advisor shall cease, and all such payments will immediately terminate, in the event of a material breach of any of Employee's covenants under Sections 7, 8, 9, 10, 11, 12 and 13 of this Agreement. Nothing in this Agreement pertaining to Employee's role as a Strategic Advisor shall in any way be construed to constitute Employee as an agent, employee or representative of the Company, but Employee shall perform the services hereunder as an independent contractor.

              (c) Stock Options. On the Effective Date, the Parties agree that the Employee shall be granted by the Company's Board of Directors an option (the "Second Option") to purchase 150,000 shares of the Company's common stock at $1.38 per share. The shares subject to the Second Option shall vest ratably as to 1/48th of the shares subject thereto monthly commencing on May 31, 2001 and shall be vested in full on May 31, 2005. The Second Option will be subject to a stock option agreement substantially similar to the Stock Option Agreement and the terms and conditions of the Company's 2000 Stock Option Plan. The Parties also agree that for purposes of determining the number of shares of the Company's common stock which Employee is entitled to purchase from the Company pursuant to the exercise of outstanding options, the Employee shall, to the extent he continues to serve as a member of the Board of Directors of the Company, continue to vest as to that number of option shares as to which Employee would have been vested under the First Option and Second Option had Employee remained employed with the


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                  Company during such period (the "Vested Option Shares"). To the extent option shares are not vested on the date the Employee ceases to serve as a member of the Company's Board of Directors, the unvested options shall be immediately forfeited back to the Company's 2000 Stock Option Plan upon the date the Employee ceases to serve as a member of the Company's Board of Directors; provided, however, that any unvested shares subject to the First Option and Second Option shall vest in full and become immediately exercisable if on the date Employee ceases to serve as a member of the Board of Directors of the Company
                  (i) Employee holds a sufficient number of shares of the Company's common stock to elect himself to the Company's Board of Directors under cumulative voting, and (ii) the Company's Certificate of Incorporation shall have been amended to eliminate cumulative voting. The exercise of any Vested Option Shares shall continue to be subject to the terms and conditions of the Company's 2000 Stock Option Plan and the applicable Stock Option Agreement. Except as otherwise provided herein, the terms of the Stock Option Agreement remain in full force and effect.

              (d) Benefits. Company agrees to reimburse Employee for any COBRA continuation coverage he elects for medical, dental and vision coverage up to the COBRA maximum of eighteen months coverage. Thereafter, Company will use best efforts to secure replacement coverage for a period not to exceed six (6) additional months, and agrees to reimburse Employee for that coverage. With respect to any non-COBRA benefits, specifically employee life and disability insurance coverage, the Company shall use best efforts to secure such comparable alternative benefits as the Company may, in its discretion, determine to be sufficient to satisfy its obligations to Employee to provide Employee coverage through and including May 31, 2003. Employee understands, however, that the Company's obligation is limited to finding coverage that is as favorable to employee as the group insurance benefit coverage available to all of the Company's executives during their employment with the Company, and that the Company reserves the right to change the group coverage offered to its employees. Notwithstanding the forgoing, if Employee is covered under any medical or group insurance plan(s) provided by a subsequent employer, then the amount of coverage required to be provided by the Company hereunder shall be reduced by the amount of coverage provided by the subsequent employer's medical or group insurance plan(s). Employee agrees that except as provided for in this Agreement, he shall not be entitled to any other reimbursements by the Company for any purpose, unless approved by the Chief Executive Officer in advance.

              (e) Participation in Director Compensation Plans. Employee agrees that until June 1, 2003, or the termination of his role as a Strategic Advisor, if earlier, Employee will be ineligible to participate in the cash or other compensation


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                  plans provided by the Company to its nonemployee directors including, but not limited to, the Company's 2000 Director Stock Option Plan. Thereafter, however, and for so long as he remains a member of the Company's Board of Directors, the Employee will be entitled to participate in the cash or other compensation plans provided by the Company to its nonemployee directors.

              (f) Press Release. The Company shall prepare and release a press release regarding Employee's retirement from the Company subject to Employee's reasonable acceptance and approval.

              (g) Use of Incline Village Office. Provided the Company has not
                  discontinued its lease for the Incline Village office prior to August 31, 2001, the Employee shall be entitled to the normal and customary use of that office until such date.

              (h) Reimbursement of Legal and Accounting Expenses. The Company
                  agrees to reimburse Employee's reasonable attorney fees and expenses incurred in connection with the preparation of this Agreement, up to a maximum amount of $10,000, provided that reasonably detailed bills for such fees and expenses are provided to the Company within 30 days from the Effective Date.

              (i) E-mail. The Company agrees that until May 31, 2003, and insofar as practicable, the Company will continue to provide Employee with a Company e-mail account. In turn, Employee agrees to notify the Company about any calls or messages he has received relating to Company business, if any.

         3. COBRA. Employee and each eligible dependent who constitutes a qualified beneficiary, as defined in Section 4980B(g)(1) of the Internal Revenue Code of 1986, as amended, will be eligible to continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), within the time period prescribed pursuant to COBRA.

         4. Confidential Information. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company. Employee understands that the Confidentiality Agreement remains in full force and effect, and agrees to continue to comply with its terms and conditions. Employee shall return to the Company all Company property, including but not limited to computers, keys, cellular telephones and any hand-held devices, credit cards, and confidential and proprietary information in Employee's possession not later than June 15, 2003.


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         5. Payment of Salary. Employee acknowledges and represents that the
Company has paid all salary, wages, bonuses, accrued vacation, commissions, stock options and any and all other benefits due to Employee, except as otherwise provided for in this Agreement.

         6. No Reinstatement or Reemployment. Employee agrees that, as further consideration and inducement for the consideration Employee is receiving herein, Employee will not, at any time in the future, apply for, or in any other matter seek, reinstatement or reemployment by the Company, and that the Company may refuse to employ or reemploy Employee, and that doing so shall not give rise to any claim or cause of action of any nature whatsoever, nor may any suit be brought by Employee against Company or its agents arising out of any such refusal to reemploy.

         7. Release of Claims. The Parties agree that the foregoing consideration represents settlement in full of all outstanding obligations owed to each other. The Parties, on their own behalf, and on behalf of their respective heirs, family members, executors officers, directors, employees, investors, shareholders, trusts, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns, hereby fully and forever release each other and their respective heirs, family members, executors officers, directors, employees, investors, shareholders, trusts, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns, from, and agree not to sue each other concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that either party may possess arising from any omissions, acts or facts relating to the Company that have occurred up, until and including the Effective Date of this Agreement including, without limitation,

              (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

              (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

              (c) any and all claims for wrongful termination of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

              (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991,


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the Age Discrimination in Employment Act of 1967, the Americans with
Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq.;

              (e) any and all claims for violation of the federal, or any state, constitution;

              (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

              (g) any and all claims for attorneys' fees and costs, except as provided herein.

The Parties agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

         8. Civil Code Section 1542. The Parties represent that they are not aware of any claims against each other except for those claims that are released by this Agreement. Moreover, the Parties agree and represent that it is within their contemplation that they may have claims against each other of which, at the time of the execution of this Agreement, they have no knowledge or suspicion, but that this Agreement extends to claims in any way based upon, connected with or related to the matters described in paragraph 6, whether or not known, claimed or suspected by the Parties. The Parties acknowledge that they are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         The Parties, being aware of said code section, and any other similar state or federal statute, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

         9. Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has


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at least twenty-one (21) days from the date he receives this Agreement within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired. Any revocation should be in writing and delivered to Gerald J. Burnett, by close of business on the seventh day from the date that Employee signed this Agreement. Employee understands that, although Employee has twenty-one (21) days to consider the Agreement, Employee may accept the terms of the Agreement at any time within those twenty-one (21) days.

         10. Confidentiality. The Parties agree to use their best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). The Parties agree to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and agree that there will be no publicity, directly or indirectly, concerning any Settlement Information. The Parties agree to take every precaution to disclose Settlement Information only to those attorneys, accountants, governmental entities and family members, if any, who have a reasonable need to know of such Settlement Information. Notwithstanding the foregoing, the Parties agree that the obligations imposed by this paragraph shall cease upon the submission of this Agreement with the Securities and Exchange Commission.

         11. No Cooperation. Employee agrees that Employee will not act in any manner with the intention of damaging the business of the Company or that, in the Company's sole determination, intentionally disrupts the Company's operations. Employee agrees that Employee will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, stockholder or attorney of the Company, unless under a subpoena or other court order to do so.

         12. Non-Solicit. For a period of time beginning on the Effective Date and expiring two years after the Effective Date of this Agreement, Employee will not solicit any of the Company's current employees to terminate their employment with the Company or to become employed by any other firm, company or other business enterprise.

         13. Non-Disparagement. Employee agrees to refrain from any defamation, libel or slander of the Company and its officers, directors, employees, investors, stockholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, or tortious interference with the contracts and relationships of the Company and its officers, directors, employees, investors, stockholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns. Company agrees that each of its Board members, its Chief Executive Officer, as well as its Chief Financial Officer will refrain from any defamation, libel or slander of the Employee and shall direct any inquiry by potential future employers of Employee to the Company's Chief Financial Officer. In addition, Employee shall use his best efforts to direct all inquiries by potential future employers of Employee to the Company's Chief Financial Officer.

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         14. No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims, and is made to buy peace and for no other reason. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

         15. Costs. Except as provided herein, the Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement.

         16. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in San Mateo County before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, or by a judge to be mutually agreed upon. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs. The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without abridgment of the powers of the arbitrator.

         17. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all that may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that Employee has the capacity to act on Employee's own behalf and on behalf of all whom might claim through Employee to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

         18. No Representations. The Parties represent that they have had the opportunity to consult with an attorney, and have carefully read and understand the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement. The Parties understand that after signing this Agreement, they cannot proceed against any person mentioned in it with respect to or on account of the matters referred to in it. The Parties further covenant not to sue each other, or to participate or aid in any suit or proceeding (or to execute, seek to impose, collect or recover upon, or otherwise enforce or accept any judgement, decision, award, warrant or attachment) upon any claim released by the Parties under paragraphs 7, 8 and 9 above.

         19. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

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         20. Entire Agreement. This Agreement, taken together with Stock Option
Agreement and the Confidentiality Agreement, represents the entire agreement and understanding between the Company, on the one hand, and Employee on the other, the complete, final and exclusive embodiment of their agreements concerning Employee's separation from, and compensation by, the Company and supersedes and replaces any and all prior and contemporaneous agreements, representations and understandings regarding said subjects. This Agreement is executed without reliance on any promise, warranty or representations by any party or any representative of any party other than those expressly contained in this Agreement. Notwithstanding the provisions of California Evidence Code Section 1152, this Agreement is admissible for purposes of enforcement.

         21. No Oral Modification. This Agreement may not be altered, amended, modified or otherwise changed in any respect or particular except by a writing signed by Employee and the Chief Executive Officer of the Company.

         22. Governing Law. This Agreement shall be governed by the laws of the State of California.

         23. Effective Date. This Agreement is effective eight (8) days following Employee's execution of the Agreement (the "Effective Date").

         24. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The Agreement may be transmitted by facsimile or otherwise.

         25. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

              (a) They have read this Agreement;

              (b) They have been represented in the preparation, negotiation, and execution of the Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

              (c) They know and understand the terms and consequences of this Agreement and of the releases it contains; and

              (d) They are fully aware of the legal and binding effect of this Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.


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                                       AVISTAR COMMUNICATIONS CORPORATION

Dated: April 26, 2001                  By:  /s/ William L. Campbell
                                           -------------------------------------
                                           William L. Campbell
                                           Executive Vice President and Director


                                       R. STEPHEN HEINRICHS, an individual


Dated: April 26, 2001                  By:  /s/ R. Stephen Heinrichs
                                           -------------------------------------
                                           R. Stephen Heinrichs



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